AMENDED AND RESTATED ASSIGNMENT AGREEMENT

This Amended and Restated Assignment Agreement (this “Agreement”) is made effective as of November 5, 2013 (the “Effective Date”), by and between DEL MAR FINANCIAL S.à R.L., a société à responsabilité limitée formed under the laws of the Grand-Duchy of Luxembourg, having its registered office at 1, allée Scheffer, L-2520 Luxembourg (the “Assignor”) and HYPERION FUNDS II PLC, an umbrella investment company with segregated liability between its sub-funds incorporated with variable capital in Ireland on June 22, 2011, with registration number 500309 and acting for and on behalf and for the account of Hyperion Life Fund II-A (the “Assignee”).  Assignor and Assignee are sometimes referred to herein collectively as the “Parties” and each individually as a “Party”.

Section 1.

Introductory.  The Assignor desires and agrees to sell to Assignee that certain Amended and Restated Secured Promissory Note dated November 5, 2013, in principal amount of U.S.$2,999,000.00 (the “Note”) attached hereto as Exhibit A-1 and any related rights or benefits of the Note as embodied in that certain Pledge Agreement and NIBs Transfer Agreement referenced therein (both herein referred to as the “Related Agreements”) and attached hereto as Exhibit A-2 and Exhibit A-3, respectively, and any amendments made thereto. Capitalized terms used in this Agreement but not otherwise defined shall have the meanings set forth in the Note, the Related Agreements, and any amendments made thereto.  The Assignor initially entered into that certain Assignment Agreement with Assignee effective as of August 29, 2013 (the “Prior Assignment”) transferring a prior version of the Note and Related Agreements to Assignor.  There has been some dispute related to the execution and acquisition of such prior version of the Note and Related Agreements from the prior owner, which disputes have been resolved and have resulted in the execution of the Note and Related Agreements as of November 5, 2013, as described herein, which shall replace in all respects the prior versions of the Note and Related Agreement attached to the Prior Assignment.

Section 2.

Purchase and Sale of Note.

(a)

On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions set forth herein, the Assignor hereby sells, conveys, transfers, assigns and delivers to the Assignee, and the Assignee hereby purchases from the Assignor, all of the Assignor’s right, title and interest in and to the Note, as embodied in the Related Agreements, for a purchase price of US$1,000,000.00 (the “Purchase Price”), which the Parties acknowledge was paid in full on September 6, 2013 in connection with the Prior Assignment.

(b)

The Assignor hereby covenants and agrees that the Assignor will, at the reasonable request of Assignee, execute and deliver, and will cause any of the Assignor’s employees to execute and deliver, such further instruments of sale, transfer, conveyance, and assignment and take such other action as may reasonably be required to more effectively sell, transfer, convey, assign, and deliver to and vest in the Assignee, its successors and assigns all of the Assignor’s right, title and interest to and possession of the Note, as embodied in the Related Agreements, and any amendments made thereto.

Section 3.

Assignor’s Buyback Option.

(a)

The Assignor (including any of its assignees, transferees, and successors) shall have an irrevocable, exclusive option (the “Buyback Option”), which the Assignor may exercise for a period of twelve months from the date of this Agreement, to buy back the Note at a price equal to the Purchase Price plus an additional 2.0% for each month (whole or partial) that has elapsed from the date of this Agreement to the date that the Buyback Option is exercised (the “Buyback Price”). Notwithstanding the foregoing, the Buyback Price shall in no circumstances be less than an amount equal to US$1,120,000.00 (the “Minimum Buyback Price”).

(b)

The Assignor may exercise the Buyback Option by giving written notice to the Assignee and by sending payment by wire transfer to Assignee in an amount equal to the Buyback Price (or the Minimum Buyback Price if the Buyback Option is exercised within the first six months).  The Buyback Option must be exercised on the entire Note.  No partial buy backs shall be allowed.  Upon delivery of such notice and payment of the Buyback Price (or the Minimum Buyback Price if the Buyback Option is exercised within the first six months), the Assignor shall become the legal and beneficial owner of the Note being repurchased and all rights and interests contained in the Note, the Related Agreements, and any amendments made thereto.

(c)

The Buyback Option as provided for in this Agreement shall be freely transferable by the Assignor without prior approval by the Assignee, and the Assignee hereby acknowledges that all rights, interests, and benefits of the Buyback Option shall inure to the benefit of any transferee to whom the Assignor chooses to transfer the Buyback Option.

Section 4.

Representations and Warranties of the Assignor. The Assignor represents and warrants to the Assignee that:

(a)

The Assignor is a société à responsabilité limitée duly formed, validly existing and in good standing under the laws of the Grand-Duchy of Luxembourg, with power and authority (corporate and other) to own its properties and conduct its business; and the Assignor is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, and in which the failure to be so qualified is reasonably likely to have a Material Adverse Effect (as defined below) in relation to the Assignor.  As used herein, “Material Adverse Effect” shall mean, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of such Person.

(b)

This Agreement has been duly authorized by the Assignor and constitutes a valid and legally binding agreement of the Assignor, enforceable against the Assignor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c)

Assuming (i) that the Assignee’s representations and warranties contained in Section 5 are true and (ii) compliance by the Assignee with the covenants set forth therein, no

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consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and in connection with the sale of the Note by the Assignor, other than as have been made or obtained on or prior to the date hereof (or, if not required to be made or obtained on or prior to the date hereof, that will be made or obtained when required).

(d)

The execution, delivery and performance of this Agreement, the sale of the Note as contemplated by this Agreement and compliance with the terms and provisions hereof by the Assignor will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Assignor or any of its properties, (ii) any agreement or instrument to which the Assignor is a party or by which the Assignor is bound or to which any of the properties of Assignor is subject, or (iii) the organizational documents of the Assignor and the Assignor has full power and authority to authorize, sell the Note as contemplated by this Agreement.

(e)

The Assignor has good and marketable title to the Note free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it, except liens, encumbrances and defects of which the Assignee has direct knowledge, including those that may result from the Related Agreements which are specifically waived by Assignee and PCH Financial S.a.r.l.

(f)

There is no action, suit or proceeding before or by any governmental authority having jurisdiction over the Assignor or its properties, now pending, or to its knowledge, threatened, against or affecting it: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of the transaction contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance of its obligations under, or the validity or enforceability of, this Agreement or otherwise adversely affect its ability to consummate the transaction contemplated hereby.

(g)

To the best of the Assignee’s knowledge, no action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Assignee.

(h)

The Assignee does not meet or threaten to meet the criteria for the opening of any proceedings referred to under the above paragraph.

Section 5.

Representations of the Assignee.  The Assignee represents and warrants to the Assignor that:

(a)

The Assignee is an umbrella investment company with segregated liability between its sub-funds incorporated with variable capital in Ireland duly formed, validly existing and in good standing under the laws of Ireland, with power and authority (corporate and other) to own its properties and conduct its business; and the Assignee is duly qualified to do business as a

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foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, and in which the failure to be so qualified is reasonably likely to have a Material Adverse Effect  in relation to the Assignee.

(b)

This Agreement has been duly authorized by the Assignee and constitutes a valid and legally binding agreement of the Assignee, enforceable against the Assignee in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c)

Assuming (i) that the Assignor’s representations and warranties contained in Section 4 are true and (ii) compliance by the Assignor with the covenants set forth therein, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, other than as have been made or obtained on or prior to the date hereof (or, if not required to be made or obtained on or prior to the date hereof, that will be made or obtained when required).

(d)

The execution, delivery and performance of this Agreement, the purchase of the Note as contemplated by this Agreement and compliance with the terms and provisions hereof by the Assignee will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Assignee or any of its properties, (ii) any agreement or instrument to which the Assignee is a party or by which the Assignee is bound or to which any of the properties of Assignee is subject, or (iii) the organizational documents of the Assignee and the Assignee has full power and authority to authorize, purchase the Note as contemplated by this Agreement.

(e)

There is no action, suit or proceeding before or by any governmental authority having jurisdiction over the Assignee or its properties, now pending, or to its knowledge, threatened, against or affecting it: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of the transaction contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance of its obligations under, or the validity or enforceability of, this Agreement or otherwise adversely affect its ability to consummate the transaction contemplated hereby.

Section 6.

Other Agreements. Except as specifically provided herein or in the Note, this Agreement shall not affect any rights or obligations of the Parties under the NIBs Transfer Agreement or any agreement other than the Note and the Pledge Agreement.

Section 7.

Severability.  In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 8.

Notices.  All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by certified mail, postage prepaid, with proper address as indicated below (including electronic transmissions capable of producing a written record, or by e-mail accompanied by a delivery request).  The Assignor and the

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Assignee may, by written notice given by each to the other, designate any other address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Agreement.  Until otherwise provided by the respective Parties, all notices, certificates and communications to each of them shall be addressed as set forth on the signature pages to this Agreement.

Section 9.

Successors.  This Agreement will inure to the benefit of and be binding upon the Parties their respective successors, and no other Person will have any right or obligation hereunder.

Section 10.

Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.

Submission to Jurisdiction.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.  EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 12.

Waiver of Trial by Jury.  THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

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Section 13.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 14.

Default.

In any action brought to enforce the terms and provisions of this Agreement, the non-defaulting party shall be entitled to recover reasonable attorney’s fees and court costs.

<signature page to follow>

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IN WITNESS WHEREOF the Parties, duly authorized, have entered into this Agreement as of the Effective Date.

ASSIGNOR DEL MAR FINANCIAL S.à R.L.		ASSIGNEE HYPERION FUNDS II PLC
By:	/s/ Paul Jacobson	By:	/s/
Name:	Paul Jacobson	Name:
Its:	Manager	Its:
Address for Notice: 1, allée Scheffer L-2520 Luxembourg		Address for Notice: 70 Sir John Rogerson’s Quay Dublin 2 Ireland

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EXHIBIT A-1

NOTE

Exhibit A-1

EXHIBIT A-2

PLEDGE AGREEMENT

Exhibit A-2

EXHIBIT A-3

NIBs TRANSFER AGREEMENT

Exhibit A-3